UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008

Broadwind Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-0315

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On August 19, 2008, Broadwind Energy, Inc. issued a press release announcing that its wholly-owned subsidiaries, Tower Tech Systems, Inc. and Badger Transport, Inc., have signed contracts for the manufacture and delivery, respectively, of wind tower sections for Nordex USA, Inc. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)		Exhibits:

	99.1	Press Release dated August 19, 2008 announcing agreements with Nordex USA, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2008

BROADWIND ENERGY, INC.

/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

Broadwind Energy, Inc.

Form 8-K Current Report

Exhibit
Number	Description

99.1	Press Release dated August 19, 2008 announcing agreements with Nordex USA, Inc.